UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2020

Coro Global Inc.

(Exact name of registrant as specified in its charter)

Nevada	033-25126 D	85-0368333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Brickell 21 Financial Centre 1200 Brickell Avenue, Suite 310 Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 806-2676

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 15, 2020, Coro Global Inc. (the “Company”) dismissed Liggett & Webb, P.A. (“Liggett & Webb”) and engaged MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm. MaloneBailey previously served as the Company’s independent registered public accounting firm from February 24, 2016, until MaloneBailey’s resignation on January 17, 2019.

The report of Liggett & Webb on the Company’s financial statements for the years ended December 31, 2018 and December 31, 2019 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that, the report included an explanatory paragraph with respect to the uncertainty as to the Company’s ability to continue as a going concern.

During the years ended December 31, 2018 and December 31, 2019, and in the subsequent interim period through September 15, 2020, the Company has not had any disagreements with Liggett & Webb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Liggett & Webb’s satisfaction, would have caused Liggett & Webb to make reference thereto in its report on the Company’s financial statements for such periods.

During the years ended December 31, 2018 and December 31, 2019, and in the subsequent interim period through September 15, 2020, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years and in the subsequent interim period through September 15, 2020 (and except in the ordinary course of serving as the Company’s independent registered public accounting firm during the period in which MaloneBailey served as the Company’s independent registered public accounting firm, as set forth above), the Company has not consulted with MaloneBailey with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The decision to dismiss Liggett & Webb and engage MaloneBailey was approved by the audit committee of the Company’s board of directors.

The Company provided Liggett & Webb with a copy of this disclosure set forth under this Item 4.01 and requested that Liggett & Webb furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Liggett & Webb is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Liggett & Webb

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORO GLOBAL INC.

Date: September 17, 2020	By:	/s/ J. Mark Goode
Name: J. Mark Goode
Title: Chief Executive Officer

2